Investor Presentation Q1 2026 May 2026

Celanese Corporation Disclosures Forward-Looking Statements This presentation may contain "forward-looking statements," which include information concerning Celanese Corporation’s (the “Company”) plans objectives, goals, strategies, future revenues, cash flow, financial performance, synergies, capital expenditures, deleveraging efforts, planned cost reductions, dividend policy, financing needs and other information that is not historical information. All forward-looking statements are based upon current expectations and beliefs and various assumptions. There can be no assurance that the Company will realize these expectations or that these beliefs will prove correct. There are a number of risks and uncertainties that could cause actual results to differ materially from the results expressed or implied in the forward-looking statements contained in this presentation. These risks and uncertainties include, among other things: the ability to successfully achieve planned cost reductions; changes in general economic, business, political and regulatory conditions in the countries or regions in which we operate; the length and depth of product and industry business cycles, particularly in the automotive, electrical, textiles, electronics and construction industries; potential liability resulting from pending or future claims or litigation, including investigations or enforcement actions, or from changes in the laws, regulations or policies of governments or other governmental activities, in the countries in which we operate; our level of indebtedness and our financial condition, each of which could diminish our ability to raise additional capital to fund operations, reduce our business and strategic flexibility, increase our interest expense, limit the success of our deleveraging efforts, and impact changes to our credit ratings, which could increase our interest expense in the event of additional downgrades; volatility or changes in the price and availability of raw materials and energy, particularly changes in the demand for, supply of, and market prices of ethylene, methanol, natural gas, carbon monoxide, wood pulp, hexamethylene diamine, Polyamide 66 ("PA66"), polybutylene terephthalate, ethanol, natural gas and fuel oil, and the prices for electricity and other energy sources; the ability to pass increases in raw materials prices, logistics costs and other costs on to customers or otherwise improve margins through price increases; the possibility that we will not be able to realize the anticipated benefits of the Mobility & Materials business (the "M&M Business") we acquired from DuPont de Nemours, Inc. (the "M&M Acquisition"), including synergies and growth opportunities, whether as a result of difficulties arising from the operation of the M&M Business or other unanticipated delays, costs, inefficiencies or liabilities; additional impairment of goodwill or intangible assets; increased commercial, legal or regulatory complexity of entering into, or expanding our exposure to, certain end markets and geographies; risks in the global economy and equity and credit markets and their potential impact on our ability to pay down debt in the future and/or refinance at suitable rates, in a timely manner, or at all; the ability to maintain plant utilization rates and to implement planned capacity additions, expansions and maintenance; the ability to reduce or maintain current levels of production costs and to improve productivity by implementing technological improvements to existing plants; increased price competition and the introduction of competing products by other companies; the ability to identify desirable potential acquisition or divestiture opportunities and to complete such transactions, including obtaining regulatory approvals, consistent with the Company's strategy; market acceptance of our products and technology; compliance and other costs and potential disruption or interruption of production or operations due to accidents, interruptions in sources of raw materials, transportation, logistics or supply chain disruptions, cybersecurity incidents, AI-related vulnerabilities, terrorism or political unrest, public health crises, or other unforeseen events or delays in construction or operation of facilities, including as a result of geopolitical conditions, the direct or indirect consequences of acts of war or conflict (such as the Russia- Ukraine conflict or conflicts in the Middle East) or terrorist incidents or as a result of fire, flood, hurricanes, other severe weather, natural disasters, other catastrophic events or other crises; the ability to obtain governmental approvals and to construct facilities on terms and schedules acceptable to the Company; changes in applicable tariffs, duties, treaties and trade agreements, tax rates or legislation throughout the world including, but not limited to, anti-dumping and countervailing duties, adjustments, changes in estimates or interpretations or the resolution of tax examinations or audits that may impact recorded or future tax impacts and potential regulatory and legislative tax developments in the United States and other jurisdictions; changes in the degree of intellectual property and other legal protection afforded to our products or technologies, or the theft of such intellectual property; potential liability for remedial actions and increased costs under existing or future environmental, health and safety regulations, including those relating to climate change or other sustainability matters; changes in currency exchange rates and interest rates; tax rates and changes thereto; and various other factors discussed from time to time in the Company's filings with the Securities and Exchange Commission. Any forward-looking statement speaks only as of the date on which it is made, and the Company undertakes no obligation to update any forward-looking statements to reflect events or circumstances after the date on which it is made or to reflect the occurrence of anticipated or unanticipated events or circumstances. Results Unaudited The results in this document, together with the adjustments made to present the results on a comparable basis, have not been audited and are based on internal financial data furnished to management. Historical results should not be taken as an indication of the results of operations to be reported for any future period. Pro forma financial information herein is preliminary and subject to change. Presentation This document presents the Company’s two business segments, Engineered Materials and Acetyl Chain. Non-GAAP Financial Measures This presentation, and statements made in connection with this presentation, may refer to non-GAAP financial measures. For more information on the non-GAAP financial measures used by the Company, including the most directly comparable GAAP financial measure for each non-GAAP financial measures used, including definitions and reconciliations of the differences between such non-GAAP financial measures and the comparable GAAP financial measures, please refer to the Non-US GAAP Financial Measures and Supplemental Information document available on our website, investors.celanese.com, under Financial Information/Non-GAAP Financial Measures. 2

Discussion Topics 3 Earnings update Key actions and near- term imperatives

Q1 2026 results and highlights Q1 2026 Results 4 Q1 2026 Highlights * Represents a non-GAAP measure. For information on historical non-GAAP financial measures used by the Company, including definitions and reconciliations to comparable GAAP financial measures, please refer to the Non-US GAAP Financial Measures and Supplemental Information document available on our website, investors.celanese.com, under Financial Information/Non-GAAP Financial Measures. Free Cash Flow*  Solid start to year; positive Q1 FCF* for first time since 2022 Engineered Materials (EM)  Favorable mix driven by consistent actions to improve pipeline quality and diversification  Continued progress in cost reduction and value base pricing Acetyl Chain (AC)  Decisive actions to capture late-quarter high value opportunities  Positions AC for greater value capture in Q2 Q1 results driven by strength of core operating model; minimal benefit from recent supply dislocations $0.85 ADJUSTED EPS* $3 M FREE CASH FLOW* ADJUSTED EBIT* BY BUSINESS SEGMENT $131 M ACETYL CHAIN $220 M ENGINEERED MATERIALS

Q2 2026 outlook

Q2 2026 Outlook

~ $2.00 - $2.40

ADJUSTED EPS* GUIDANCE

ADJUSTED EBIT* GUIDANCE BY BUSINESS SEGMENT

$190 M – $210 M	**$300 M – $325 M**
ENGINEERED MATERIALS	ACETYL CHAIN

Q2 2026 Focus Areas

- Leveraged AC operating model to drive margin lift
- Continued focus in EM on enhanced mix and cost reductions, with moderate seasonal improvement
- Ongoing execution of initiatives to improve earnings resilience and offset input cost inflation
- Turnaround related impacts from the POM – Frankfurt facility

Anticipating Q2 to reflect highest quarterly earnings in 2026 with gradual 2H moderation
Targeting 2H adjusted EPS of ~$3.00 / share

* Represents a non-GAAP measure. For information on historical non-GAAP financial measures used by the Company, including definitions and reconciliations to comparable GAAP financial measures, please refer to the Non-US GAAP Financial Measures and Supplemental Information document available on our website, investors.celanese.com, under Financial Information/Non-GAAP Financial Measures.

5

Continued focus on execution of actions drive sustained value creation in 2026 and beyond 6  Generated $773 million in 2025 free cash flow*  Completed refinancing of certain debt maturities  Advanced deleveraging through $500 million divestiture of Micromax®  Fully repaid balance on term loans, aligned debt to currency of cash generation, lowering interest expense  Reduced inventory in EM by >$100 million  Effectively extended $1.75B revolving facility → Actions enable increased free cash flow* target to $700 - $800 million in 2026 → Targeting additional $ $500 million in divestitures by end of 2027  Realized $80 million in 2025 SG&A cost reductions in FY 2025  Delivered additional $40 million cost improvement across business lines  Announced footprint optimization actions  Lanaken, Belgium  Sempach, Switzerland  Sarnia, Canada  Announced operational agility measures  Nylon facility at Sakra, Singapore  Optimization of N.A. nylon facilities → Targeting $50 to $70 million incremental cost reductions in 2026  Adjusted EBITDA* of $1.2 billion in EM and $950 million in AC  2025 Operating EBITDA* margin of >20% in both AC and EM  EM pipeline enrichment through focus on high margin applications → Compounding enhancements in EM to support areas like liquid crystal polymers and medical grades → Initiated commissioning of downstream VAE reactor in AC INCREASE CASH FLOW INTENSIFY COST IMPROVEMENT DRIVE TOP LINE GROWTH Actions announced previously Continued execution in 2026 * Represents a non-GAAP measure. For information on historical non-GAAP financial measures used by the Company, including definitions and reconciliations to comparable GAAP financial measures, please refer to the Non-US GAAP Financial Measures and Supplemental Information document available on our website, investors.celanese.com, under Financial Information/Non-GAAP Financial Measures.

Strong execution validates the differentiation and earnings power of the Acetyl Chain



Carbon Monoxide
Methanol
Acetic Acid
Anhydride & Esters
Acetate Tow
VAM
Emulsions
Powders
Flexible Entry into Market

Acetyl Chain's differentiated, integrated global model and advantaged cost position enables decisive responses to market disruptions and delivers margin resilience across cycles



$131 M
$300-$325 M
Q1 26 ADJ. EBIT*
Q2 26 EST. ADJ. EBIT

NETWORK & OPERATING LEVERAGE

- ✓ *Restart of Frankfurt VAM in accelerated timeline*
- ✓ *Commissioning of new VAE reactor in Frankfurt*
- ✓ *Flexible routing of intermediates across regions*

STRATEGIC & OPERATIONAL FLEXIBILITY

- ✓ *Dynamic optimization of downstream reactor mix in Asia*
- ✓ *Optimized utilization of cost advantaged U.S. manufacturing assets*

COMMERCIAL EXCELLENCE & AGILITY

- ✓ *Targeted global pricing actions to offset feedstock inflation*
- ✓ *Proactive raw material feedstock and energy supply management*

GROWTH AND PIPELINE INNOVATION

- ✓ *Share gains from customers prioritizing reliable supply*
- ✓ *Initiating substitution opportunities in downstream crude-based competing systems*

AC is structurally positioned to outperform as recent disruptions reset pricing, trade flows, and customer behavior in favor of reliable supply

* Represents a non-GAAP measure. For information on historical non-GAAP financial measures used by the Company, including definitions and reconciliations to comparable GAAP financial measures, please refer to the Non-US GAAP Financial Measures and Supplemental Information document available on our website, investors.celanese.com, under Financial Information/Non-GAAP Financial Measures.

7

EM's commercial-led strategy enables **growth** and **fortifies** the operating framework

Grow + Fortify strategy enables unified path to profitable & resilient growth

GROW

Differentiated actions driven by superior market connectivity

- → Drive disciplined commercial execution
- → Mix shift to higher margin segments
- → Activate segment playbooks grounded in market dynamics
- → Drive pipeline quality and diversification

FORTIFY

Operational expertise lifts profitability and return on capital

- → Reconfigure assets and simplify footprint
- → Structurally lower costs
- → Strengthen cash generation through inventory discipline
- → Align enabling capabilities to segment strategies

Resilient earnings in a low demand environment



$143
$124
$213
$200
$183
$220
$190 - $210
Q4 24
Q1 25
Q2 25
Q3 25
Q4 25
Q1 26
Q2 26
EM ADJ. EBIT*, $M
ACTUAL
ESTIMATE

Grow and Fortify Strategy:

- → Improved quality and diversity of pipeline leverages broad portfolio and application development capabilities
- → Lower cost structure provides significant earnings leverage in demand recovery
- → Execution of strategic actions positions EM for long-term success

* Represents a non-GAAP measure. For information on historical non-GAAP financial measures used by the Company, including definitions and reconciliations to comparable GAAP financial measures, please refer to the Non-US GAAP Financial Measures and Supplemental Information document available on our website, investors.celanese.com, under Financial Information/Non-GAAP Financial Measures.

8

Operational agility measures enhance the nylon platform and support the Grow and Fortify strategy 9 → Improves cost position and overall competitiveness across the nylon portfolio → Simplifies and streamlines the manufacturing network to reduce inefficiencies and improve agility → Optimizes ‘make vs buy’ decisions to strengthen continuity of supply and network resilience → Maintains product quality, reliability and customer confidence through disciplined, phased execution Strategy progression in nylon: ADDRESSING KEY CHALLENGES IN NYLON ACCELERATING LONG TERM VALUE CREATION  Network inefficiencies  Unsustainable feedstock dynamics  Optimized footprint  Enhanced productivity & competitiveness  Improved supply chain resilience CLOSURE OF SAKRA NYLON 6,6 POLYMERIZATION UNIT IN SINGAPORE 2H 2026 OPTIMIZATION OF NORTH AMERICAN NYLON 6,6 POLYMERIZATION UNITS WASHINGTON WORKS RICHMOND Targeted annualized savings of $30 million SAKRA

Recent actions reflect the next milestones in our execution journey since early 2025

JAN 2025 → TODAY

- Refinanced **$2.6 billion** of near- term debt, materially improving maturity profile
- Achieved **$80 million** of 2025 cost reductions, exceeding original target of $75 million
- Announced incremental **$40 million** in 2025 cost reductions achieved in-year
- Initiated Lanaken plant closure to drive Acetate Tow restructuring: **~ $15 to $20 million** annualized savings
- Effectively extended **$1.75 billion** revolver facility, preserving strong liquidity
- Announced incremental **$50 - $70 million** of 2026 cost reductions
- Completed Micromax divestiture for **~$500 million** in gross proceeds
- Refinanced **$1.4 billion** of 2027/28 maturities to align debt profile with conservative cash generation estimates
- Generated **$773 million** in free cash flow* in 2025, in line with guided range
- Announced Nylon platform restructuring: **~ $30 million** annualized savings

Consistent, decisive actions that 'stack wins' and drive sustainable shareholder value

* Represents a non-GAAP measure. For information on historical non-GAAP financial measures used by the Company, including definitions and reconciliations to comparable GAAP financial measures, please refer to the Non-US GAAP Financial Measures and Supplemental Information document available on our website, investors.celanese.com, under Financial Information/Non-GAAP Financial Measures.

10

Actions underway to drive earnings position us to increase 2026 free cash flow* target to $700 - $800 million 11* Represents a non-GAAP measure. For information on historical non-GAAP financial measures used by the Company, including definitions and reconciliations to comparable GAAP financial measures, please refer to the Non-US GAAP Financial Measures and Supplemental Information document available on our website, investors.celanese.com, under Financial Information/Non-GAAP Financial Measures. Differentiated business models and disciplined execution underpin sustainable cash generation capabilities 2024 2025 2026F $498 M ACTUALS ESTIMATE $773 M $700 -$800 M FY Free cash flow* generation 2024 – 2026 ($M) → Timing dependent on market conditions and working capital dynamics → Potential impact from higher inventory value driven by cost escalations Actions drive resilient and sustainable free cash flow* execution Incremental earnings translate into improved free cash flow* across 2026 and 2027

1 2 3 1 2 3 Strong and sustainable free cash flow* generation and divestitures drive deleveraging Free Cash Flow* and Divestitures ($M) 12 Sustainable cash generation capabilities accelerate debt paydown Accelerating cash flow capabilities and strategic divestitures… * Represents a non-GAAP measure. For information on historical non-GAAP financial measures used by the Company, including definitions and reconciliations to comparable GAAP financial measures, please refer to the Non-US GAAP Financial Measures and Supplemental Information document available on our website, investors.celanese.com, under Financial Information/Non-GAAP Financial Measures. 1 Ratio of Net Debt to operating EBITDA Net Debt* ($B) and Leverage Ratio1 … increasingly deployed to deleveraging ~ $500 ~$2.5 B+ of Baseline Cash Generation 2026 – 2027 Targets 2026 Sustainable FCF* at $700 – $800 million 2027 Targeting growth in baseline FCF* from additional cost & commercial actions and lower restructuring costs 0 500 1000 1500 2025 2026 2027 Divestitures Transaction Price $500 ~$500~$500 Micromax Progress towards $1.0 B divestiture objective 200 400 600 800 1000 2025 2026 2027 $498 $773 Free Cash Flow* 12/31/2025 12/31/2027 $11.3 Targeted < $9~ $700 - $800 Targeted ~ $10~$500 12/31/2026 Net Debt* Leverage Ratio1 12/31/2025 12/31/202712/31/2026 ~6x Targeted ~4.8x at mid-point of guidance

$25 $15 $30 - $50 $20 - $30 $10 - $20 $80 $10 Achieved over $120 M cost savings in 2025; targeting incremental opportunities of ~$50 M - $70 M in 2026 13 Near Term Cost Reductions Engineered Materials Complexity Reduction Acetyl Chain Productivity $90 million of targeted annualized savings primarily through headcount reductions actioned in 2025 $50 million of plant and distribution productivity $50 - $100 million of targeted annualized savings primarily through distribution network improvements, footprint actions, and SG&A Cost Reduction Initiatives Cost Reduction Realization Targets by Year ($M) 2026 Expected In-Year Realization: ~$50-$70 M Cost reductions are helping to set a firm foundation for long-term growth ~$15 + 2025 2026 2027 20272026 ~$15-$20M~$5-$10MLanaken TBD~$5-$10MProductivity projects

Celanese Offers a Compelling Investment Opportunity Our mission is to position Celanese as a top quartile company for total shareholder return by delivering earnings growth in any environment 14 Strong earnings leverage as demand recovers Actions underway to deliver near-term earnings improvement Leadership driving change Attractive valuation with upside potential for stock History of innovation as customer solutions provider Laser focused on deleveraging